TOUCHSTONE FUNDS GROUP TRUST
Touchstone International ESG Equity Fund

TOUCHSTONE STRATEGIC TRUST
Touchstone Global ESG Equity Fund

Supplement dated December 8, 2020 to the Prospectus,
Summary Prospectus and Statement of Additional Information, as supplemented

Notice of Change to Portfolio Management Team

Effective December 7, 2020, Michael Seo replaced Jimmy C. Chang as a member of the portfolio management team of the Touchstone International ESG Equity Fund (“International ESG Equity Fund”) and the Touchstone Global ESG Equity Fund (“Global ESG Equity Fund”) (each, a “Fund”), which are sub-advised by Rockefeller & Co. LLC. Jimmy C. Chang will transition within Rockefeller Capital Management to become Chief Investment Officer of the Rockefeller Global Family Office. All references to Jimmy C. Chang in each Fund's Prospectus, Summary Prospectus and Statement of Additional Information are hereby deleted. David P. Harris continues to serve as portfolio manager to each Fund. Following the effective date, Michael Seo and David P. Harris will be jointly and primarily responsible for the day-to-day management of each Fund's portfolio.

Prospectus & Summary Prospectus

Accordingly, in the section entitled “The Fund’s Management” in each Fund’s Summary Prospectus and in the fund summary section of each Fund's Prospectus, the following information is added to the table, which identifies each Fund’s portfolio managers:

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Rockefeller & Co. LLC	Michael Seo, CFA	Since December 2020	Managing Director, Portfolio Manager and Director of Equity Research

In the section of each Prospectus entitled “THE FUNDS’ MANAGEMENT”, under the sub-heading “Sub-Advisors and Portfolio Managers,” the following information is added in the International ESG Equity Fund’s Prospectus, under International ESG Equity Fund, and in the Global ESG Equity Fund’s Prospectus, under Global ESG Equity Fund:

Michael Seo, CFA, is a Managing Director, the Director of Equity Research and a Senior Portfolio Manager focusing on global industrials, materials and utilities sectors along with the management of the Global Energy Strategy. He joined Rockefeller in 1999 as a Performance Analyst and subsequently assumed the role of Equity Analyst covering the global industrials sector. Mr. Seo is a Chartered Financial Analyst® charterholder and received a B.S. in Finance and Information Systems from the Stern School of Business at New York University.

Statement of Additional Information (“SAI”)

In the section of each Fund's SAI entitled “The Sub-Advisors and Portfolio Managers,” the following information as of November 30, 2020 is added to the Portfolio Manager/Types of Accounts table for each Fund to reflect the addition of Mr. Seo:
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Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Michael Seo, CFA
Registered Investment Companies	2	$178.17	0	$0
Other Pooled Investment Vehicles	14	$2,349.46	0	$0
Other Accounts	193	$2,990.11	0	$0

The following information is added with respect to the ownership of shares of the International ESG Equity Fund table:

As of November, 30, 2020, Mr. Seo did not own shares of the International ESG Equity Fund.

The following table indicates for the Global ESG Equity Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of November 30, 2020:

Portfolio Manager	Dollar Range of Beneficial Ownership
Michael Seo, CFA	$100,001 - $500,000

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-56-TFGT-ESG-S1-2012